UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 18, 2009

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2009 Chenault Drive Suite 114 Carrollton, Texas	75006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Effective June 1, 2009, Vernon H. “Jay” Foersterling resigned his position as a member of the Board of Directors of Integrated Security Systems, Inc. (the “Company”).  As of that same date, Mr. Foesterling also resigned his position as President and Chief Executive Officer of the Company’s wholly-owned subsidiary, B&B ARMR Corporation, to pursue other personal interests.

(c)

On January 18, 2009, the Company's Board of Directors appointed Sharon Doherty (age 43) as Chief Financial Officer.  Prior to joining the Company, from 1998 to 2006, Ms. Doherty served as Controller and later as CFO of Selkirk Americas, LP, a building products manufacturer specializing in venting and air distribution products.  Ms. Doherty began her career with Ernst & Young, a public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

Dated: June 26, 2009	By:	/s/ BROOKS SHERMAN
	Name:	Brooks Sherman
	Title:	Chairman of the Board and Chief Executive Officer